Exhibit (j) under Form N-1A
                                              Exhibit 23 under Item 601/Reg. S-K


INDEPENDENT AUDITORS' CONSENT



We consent to the use in Post-Effective Amendment No. 27 to Registration Statement 33-13388 of Federated Utility Fund, Inc.of our report dated April 17, 2001 appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Financial Highlights" in such Prospectus.


/s/Deloitte & Touche LLP
Boston, Massachusetts
April 23, 2001